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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 21 1997


                              MEGALITH CORPORATION


       Colorado                    33-9365-A                  22-2701047
------------------------    ------------------------    ------------------------
(State of Incorporation)    (Commission File Number)    (IRS Employer ID Number)


                   4720 Esco Drive, Fort Worth, Texas 76140
                   ----------------------------------------
                   (Address of principal executive offices)


                               (817) 478-4299
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         N/A

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS,

         N/A

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         On August 26, 1997, Esco Elevator, Corp., a wholly owned subsidiary of the Company, filed a petition in federal bankruptcy court at Fort Worth, Texas to be placed in a Chapter 11
         (Reorganization) proceeding.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         N/A

Item 5.  OTHER EVENTS.

         RESIGNATION OF OFFICERS AND DIRECTORS. On August 21, 1997, at a Special Meeting of the Board of Directors, Syed Zaidi, Irving, Texas, resigned as President and Chief Operating Officer of the Company. Mr. Zaidi continued as a director. At the same meeting, Arthur W. Steber, Birmingham, Alabama, resigned as a director.

         APPOINTMENTS TO OFFICER POSITIONS. The Board of Directors named James W. Landrum, Terrell, Texas, President of Esco Elevators, Corp. and a director and President of Megalith.

         SECURITIES AND EXCHANGE COMMISSION INQUIRY. On June 3, 1997, the District Office of the Securities and Exchange Commission ("SEC") informed Megalith that the SEC had obtained a Formal Order of Investigation from the SEC naming the Company as a subject of the investigation involving possible violations of the federal securities laws. The inquiry is in a preliminary stage.

         SPECIAL ACCOUNTANTS. On October 16, 1997, The Company hired the Dallas-based accounting firm of Samson, Robbins & Associates to act as Special Accountants to the Company to undertake an inquiry into the integrity of the Company's financial statements. The ongoing inquiry was occasioned by the Company's recent change of management and the lack of timely filing of the Form l0-Q for the 3rd quarter of 1997.



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Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS:

         See Item 5.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION ARID
         EXHIBITS.

         (a)  PRO FORMA FINANCIAL INFORMATION

              None.

         (b)  FINANCIAL STATEMENTS

              None.

         (c)  EXHIBITS

              None.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

    SIGNED on this the 16th day of October, 1997.

                                            MEGALITH CORPORATION


                                            By: /s/ James W. Landrum
                                                ---------------------------
                                                James W. Landrum, President










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